UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________________________

FORM 8-K
_________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2015
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MOLSON COORS BREWING COMPANY
(Exact name of registrant as specified in its charter)

Commission File Number: 1-14829

Delaware	84-0178360
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

1225 17th Street, Suite 3200, Denver, Colorado 80202
1555 Notre Dame Street East, Montréal, Québec, Canada, H2L 2R5
(Address of principal executive offices, including zip code)

(303) 927-2337 / (514) 521-1786
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into Material Definitive Agreement.

On September 18, 2015, Molson Coors International LP (the “Issuer”), an indirect wholly-owned subsidiary of Molson Coors Brewing Company (the “Company”), completed the offering of (i) CDN$400,000,000 aggregate principal amount of its 2.25% Series 1 Notes due 2018 (the “Series 1 Notes”) and (ii) CDN$500,000,000 aggregate principal amount of its 2.75% Series 2 Notes due 2020 (the “Series 2 Notes” and together with the Series 1 Notes, the “Notes”), in a private placement offering in Canada (the “Offering”). The Offering was completed pursuant to the previously announced Agency Agreement, dated as of September 11, 2015, among the Issuer, the Guarantors (as defined below) and Merrill Lynch Canada Inc., BMO Nesbitt Burns Inc. and RBC Dominion Securities Inc. (collectively, the “Agents”). The net proceeds from the Offering (before expenses but after deducting the Agents’ fee) were approximately CDN$896,418,000, and the net proceeds, along with cash on hand, will be used to repay the Issuer’s CDN $900,000,000 5.00% Notes due 2015.

The Notes were issued by the Issuer pursuant to an Indenture, dated as of September 18, 2015 (the “Base Indenture”), among the Issuer, the Guarantors, and Computershare Trust Company of Canada, as trustee (the “Trustee”), as supplemented by the First Supplemental Indenture, dated as of September 18, 2015, among the Issuer, the Guarantors and the Trustee (the “First Supplemental Indenture”) and the Second Supplemental Indenture, dated as of September 18, 2015, among the Issuer, the Guarantors and the Trustee (the “Second Supplemental Indenture” and together with the First Supplemental Indenture and the Base Indenture, the “Indenture”). The Notes are unsecured and unsubordinated obligations of the Issuer and rank equally in right of payment with all of the Issuer’s other unsecured and unsubordinated debt. The Notes are jointly and severally guaranteed on a full and unconditional senior unsecured basis initially by the Company and certain wholly-owned direct and indirect subsidiaries of the Company, consisting of Coors Brewing Company, Molson Canada 2005, CBC Holdco LLC, Coors International Holdco, ULC, Molson Coors Callco ULC, Molson Coors International General ULC, Molson Coors Capital Finance ULC, MC Holding Company LLC, CBC Holdco 2 LLC, Newco3, Inc., Molson Coors Brewing Company (UK) Limited, Molson Coors Holdings Limited, Golden Acquisition and Molson Coors Holdco Inc. (collectively and together with the Company, the “Guarantors”).

The Series 1 Notes mature on September 18, 2018, and bear interest at an annual rate of 2.25%, which will be payable semi-annually in arrears on September 18 and March 18 of each year, commencing on March 18, 2016. The Series 2 Notes mature on September 18, 2020, and bear interest at an annual rate of 2.75%, payable semi-annually in arrears on September 18 and March 18 of each year, commencing on March 18, 2016.

The Indenture provides, among other things, that the Issuer may redeem the Series 1 Notes, in whole or in part, at any time at the Issuer’s option prior to the maturity date and the Issuer may redeem the Series 2 Notes prior to August 18, 2020, in each case, at a redemption price equal to the greater of (i) 100% of the principal amount of the notes then outstanding to be redeemed and (2) the applicable Canada Yield Price (as defined in the Indenture), in each case, plus accrued and unpaid interest on the principal amount being redeemed. On or after August 18, 2020, the Issuer may redeem the Series 2 Notes, in whole or in part, at the Issuer’s option, at a redemption price equal to 100% of the principal amount of the Series 2 Notes to be redeemed, plus accrued and unpaid interest on the principal amount being redeemed. In addition, if as a result of a change in or amendment to tax laws or any official position with respect thereto, the Issuer becomes or would become obligated to pay Additional Amounts (as defined in the Indenture), the Series 1 Notes and the Series 2 Notes may be redeemed, in whole but not in part, at a redemption price equal to 100% of the principal amount of the Notes then outstanding, plus accrued but unpaid interest.

Pursuant to the terms of the Indenture, upon a change of control and if there is a specified decline in the credit rating of the Notes, the Notes are also subject to repurchase at the option of the holder, in whole or in part, at a price equal to 101% of the principal amount of the Notes being repurchased, plus accrued and unpaid interest, if any, on the notes repurchased.

The terms of the Indenture, among other things, limit the ability of the Company, the Issuer and the Company’s Restricted Subsidiaries (as defined in the Indenture) to (i) incur additional secured indebtedness and (ii) enter into certain sale and leaseback transactions, in each case subject to certain limitations and exceptions.

The Indenture also provides for customary events of default (subject in certain cases to customary grace and cure periods), which include nonpayment, breach of covenants in the Indenture, payment defaults or acceleration of other indebtedness and certain events of bankruptcy, insolvency or reorganization of the Company or the Issuer. These events of default are subject to a number of qualifications, limitations and exceptions that are described in the Indenture.

The foregoing descriptions of the Base Indenture, the First Supplemental Indenture and the Second Supplemental Indenture do not purport to be complete and are subject to, and are qualified in their entirety by reference to, the full text of such documents which are filed as Exhibits 4.1, 4.2 and 4.3, respectively, to this Current Report on Form 8-K.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

4.1	Indenture, dated as of September 18, 2015, among Molson Coors International LP, the guarantors named therein and Computershare Trust Company of Canada, as trustee.
4.2	First Supplemental Indenture, dated as of September 18, 2015, among Molson Coors International LP, the guarantors named therein and Computershare Trust Company of Canada, as trustee.
4.3	Second Supplemental Indenture, dated as of September 18, 2015, among Molson Coors International LP, the guarantors named therein and Computershare Trust Company of Canada, as trustee.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOLSON COORS BREWING COMPANY

Date:	September 18, 2015	By:	/s/ Samuel D. Walker
Samuel D. Walker
Chief People and Legal Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description
4.1	Indenture, dated as of September 18, 2015, among Molson Coors International LP, the guarantors named therein and Computershare Trust Company of Canada, as trustee.
4.2	First Supplemental Indenture, dated as of September 18, 2015, among Molson Coors International LP, the guarantors named therein and Computershare Trust Company of Canada, as trustee.
4.3	Second Supplemental Indenture, dated as of September 18, 2015, among Molson Coors International LP, the guarantors named therein and Computershare Trust Company of Canada, as trustee.